SECOND AMENDMENT AND WAIVER

      This Second Amendment and Waiver (the "Second Amendment") is entered into as of December 17, 2002, between Landec Corporation (the "Company"), Apio, Inc. ("Apio"), the Target Companies' Representative (as defined in the Agreement) and Nicholas Tompkins and Kathleen Tompkins (collectively, the "Tompkins").

                                    RECITALS

      A. The parties hereto are each party to that certain Agreement and Plan of Merger and Purchase Agreement, dated November 29, 1999, as amended (the "Agreement");

      B. On October 26, 2001, the parties hereto entered into an Amendment and Waiver deferring the payment of the Earn-Out Amount (as defined below) to the Tompkins to October 28, 2002 (the "First Amendment");

      C. As of October 28, 2002, pursuant to Sections 2.5(e) and 13.11 of the Agreement and Section 4 of the First Amendment, Apio and the Company were obligated to pay the Tompkins the principal amount of $4,091,762 plus accrued interest in the amount of $279,287 in Earn-Out Consideration for the First Earn-Out Period (collectively, the "Earn-Out Amount");

      D. As of the date hereof, neither Apio nor the Company have paid the Tompkins the Earn-Out Amount;

      E. Prior to the date hereof, Nicholas Tompkins issued a promissory note (the "Tompkins Note") for the benefit of Apio due in full on December 31, 2002. As of December 31, 2002, the total principal amount plus interest due under the Tompkins Note will be $749,114 (the "Tompkins Note Amount"); and

      F. The parties hereto desire to (i) pursuant to Section 13.1 of the Agreement, amend the Agreement to offset the amounts owed to each other pursuant to the Tompkins Note Amount and the Earn-Out Amount, (ii) provide for the payment by Apio and the Company to the Tompkins of the net amount of such payments pursuant to the terms herein, and (iii) cancel the Tompkins Note.

                                    AGREEMENT

      In consideration of the foregoing and of the mutual consideration contained herein, the parties hereby agree as follows:

      1. Initial Payment. Immediately upon the execution of this Second Amendment by all of the parties hereto, the Company shall transfer $1,000,000 to the Tompkins via wire transfer.

      2. Offset.

            (a) The Company, Apio and the Tompkins each hereby agree to set off the amounts owed to each other pursuant to the Tompkins Note Amount and the Earn-Out Amount effective as of January 2, 2003, and that as a result of such set off the Tompkins shall have no further payment obligations to Apio under the Tompkins Note and the sole remaining payment obligation of Apio and the Company under the Earn-Out Amount to the Tompkins shall initially be reduced to $2,621,935 (the "Amount Due") and subject to further reduction as set forth in Section 2(b) below.

            (b) In the event that at any time after the date hereof, Apio or the Company make any voluntary payments not otherwise required under Section 3 to the Tompkins, the Amount Due shall automatically be reduced by the amount of such payment amount (each a "Payment Credit") and such Payment Credit shall be applied to satisfy the next payment(s) due by Apio or the Company pursuant to the Payment Schedule, after the date of such payment creating the Payment Credit.

      3. Additional Payments to the Tompkins. The Company and Apio hereby agree to pay the Tompkins the Amount Due (plus any accrued interest required to be paid pursuant to Section 4 herein and less any Payment Credit applied pursuant to Section 2(b) above) in accordance with the following payment schedule (the "Payment Schedule"):

      (a) Balance Sheet Adjustment Payment. Within three (3) business days of the Company receiving amounts owed to it by The Lubrizol Corporation ("Lubrizol") pursuant to Section 1.3(d) of the Stock Purchase Agreement, dated as of October 24, 2002, by and between the Company and Lubrizol (the "Balance Sheet Adjustment Funds"), the Company shall transfer all of the Balance Sheet Adjustment Funds to the Tompkins via wire transfer.

      (b) Remediation Trust Fund Payment. Within three (3) business days of the Company's receipt, pursuant to Article II, Section 11 of the Remediation Agreement (as defined below), of all amounts remaining in the remediation trust fund (the "Remediation Funds") established pursuant to the Remediation Agreement, dated as of October 18, 2002, by and among the Company, Dock Resins Corporation and the New Jersey Department of Environmental Protection (the "Remediation Agreement") and the Remediation Trust Fund Agreement, dated as of October 18, 2002, by and between the Company and Wells Fargo Bank Minnesota, N.A., the Company shall transfer all Remediation Funds to the Tompkins via wire transfer.

      (c) General Payments. Apio shall pay $150,000 to the Tompkins on the first day of each month during the period beginning May 1, 2003 and ending on February 1, 2004. For the avoidance of doubt, ten (10) payments shall be made to the Tompkins under this Section 3(c) in the aggregate amount of $1,500,000. Notwithstanding anything to the contrary set forth herein, in no event shall the total amounts paid by the Company and Apio to the Tompkins pursuant to this Section 3 exceed the total Amount Due less the amount of any Payment Credit.

      (d) Remaining Payment. In the event that any Amount Due plus interest is still outstanding on February 27, 2004, the Company and/or Apio shall transfer such amount on such date to the Tompkins via wire transfer.

      4. Interest. In the event that all payments required in Section 3(c) hereof are made by Apio in accordance with the Payment Schedule, the Tompkins shall accrue simple interest on the Amount Due still outstanding at the rate of eight percent (8%) per annum from January 15, 2003 to the date that the Amount Due is paid in full; provided however, in the event that any payment required pursuant Section 3(c) hereof is not made in accordance with the Payment Schedule, the Tompkins shall accrue interest on the Amount Due still outstanding at the rate of ten percent (10%) per annum from such date until such time as such payment is paid in full, and provided further, that in the event that Apio fails to make three (3) or more consecutive payments to the Tompkins as required in Section 3(c) hereof, the Tompkins shall accrue interest on the Amount Due still outstanding at the rate of twelve percent (12%) per annum from the date such third payment was due until such time as all of such overdue payments have been paid in full.

      5. Deferred Payment and Interest. During the period beginning on October 29, 2002 and ending on the date preceding the date hereof, the Tompkins hereby waive (a) any obligation of Apio or the Company to pay them the Amount Due, and
(b) any right to receive or accrue any interest on the outstanding Amount Due.

      6. Cancellation of Tompkins Note. The Tompkins Note shall be cancelled in its entirety on January 2, 2002 after application of the offset referenced in
Section 2(a). Apio shall at such time mark the Tompkins Note "Cancelled" and promptly return it to the Tompkins.

      7. Acceleration of Amount Due.

      (a) The Amount Due shall be automatically accelerated and payable in full if either the Company or Apio shall file, have filed against it or consent to the filing of any case, petition or proceeding under any bankruptcy, insolvency or reorganization statute or law or make any assignment for the benefit of all or any substantial portion of its creditors.

      (b) The Amount Due shall, at the option of the Tompkins upon notice to Apio, be accelerated and payable in full in the event that (i) Apio or the Company sell all or substantially all of their assets or merge with or into any other entity, (ii) more than 50% of the outstanding stock of Apio becomes owned by any person or entity other than the Company, or (iii) any person or entity acquires more than 50% of the outstanding stock of the Company.

      8. No Liens. Except as set forth below, until the Amount Due is paid in full, neither the Company nor Apio shall affirmatively grant to any person or entity any security interest, mortgage, deed of trust, pledge or other lien (collectively, "Lien") on any of Apio's properties or assets. Notwithstanding the foregoing, the Company or Apio may grant Liens on any of Apio's properties or assets in connection with the incurrence of any of the following:

      (a) any existing debt obligation, capital lease obligation, equipment line or other credit facility ("Existing Facilities") of Apio;

      (b)   any replacement of an Existing Facility of Apio;

      (c)   any new equipment line for Apio; or

      (d) up to $3,000,000 in new debt obligations, capital lease obligations or other credit facilities of Apio.

      9. Effect of First Amendment. The First Amendment is hereby superseded by this Second Amendment.

                            [Signature Page Follows]

      This Second Amendment and Waiver has been duly executed and delivered by the duly authorized officers of the Target Companies' Representative, the Company and Apio as of the date written below.

Dated :____________________

                                        LANDEC CORPORATION

                                        ----------------------------------------
                                        Gary T. Steele, President & CEO


                                        APIO, INC.

                                        ----------------------------------------
                                        John Jackson, Chief Financial Officer


                                        TARGET COMPANIES'
                                        REPRESENTATIVE:

                                        ----------------------------------------
                                        Nicholas Tompkins


                                        TOMPKINS:

                                        ----------------------------------------
                                        Nicholas Tompkins

                                        ----------------------------------------
                                        Kathleen Tompkins

                                    Exhibits

1.      First Amendment

2.      Tompkins Note

                                    Exhibit

                                First Amendment

                              AMENDMENT AND WAIVER

      This Amendment and Waiver (the "Waiver") was entered into on the date set forth below, between Landec Corporation (the "Company"), Apio, Inc. ("Apio"), the Target Companies' Representative (as defined in the Agreement) and Nicholas Tompkins and Kathleen Tompkins (the "Tompkins").

                                    RECITALS

      A. The parties hereto are each party to that certain Agreement and Plan of Merger and Purchase Agreement, dated November 29, 1999, as amended (the "Agreement");

      B. On March 1, 2001, pursuant to Section 2.5(e) of the Agreement, Apio was obligated to pay the Tompkins $4,091,762 in Earn-Out Consideration for the First Earn-Out Period (the "Earn-Out Amount");

      C. As of the date hereof, Apio has not paid the Tompkins the Earn-Out Amount;

      D. Pursuant to Section 13.1 of the Agreement, the parties hereto desire to amend the Agreement to provide for the payment of the Earn-Out Amount to the Tompkins as set forth herein.

                                    AGREEMENT

      In consideration of the foregoing and of the mutual consideration contained herein, the parties hereby agree as follows:

      1. Definitions. Terms not otherwise defined herein, shall have the meaning set forth in the Agreement.

      2. Earned Interest. In consideration of the delay in payment of the Earn-Out Amount during the period beginning on March 1, 2001 and ending on October 28, 2001, the Tompkins shall have earned accrued interest on the Earn-Out Amount at a rate of 10% per annum, equal in the aggregate to $279,287 ("Earned Interest Amount"). The Earned Interest Amount plus the Earn-Out Amount, equal to $4,371,049, shall be referred to herein as the ("Amount Due").

      3. Deferred Payment and Interest. During the period beginning on October 29, 2001 and ending on October 27, 2002 (the "Waiver Period"), the Tompkins hereby waive (i) any obligation of Apio to pay them the Amount Due, and (ii) any right to receive or accrue any interest on the outstanding Amount Due.

      4. Post-Waiver Period. Apio shall pay the Tompkins the Amount Due on or before October 28, 2002; provided, however, that if Apio does not pay the full Amount Due by such date, the Tompkins shall accrue interest on any of the Amount Due still outstanding at the rate of 10% per annum from such date until payment thereof.

      This Waiver has been duly executed and delivered by the duly authorized officers of the Target Companies' Representative, the Company and Apio as of the date written below.

      Dated :____________________


                                        LANDEC CORPORATION

                                        ----------------------------------------
                                        Gary T. Steele, President & CEO


                                        APIO, INC.

                                        ----------------------------------------
                                        Nicholas Tompkins, President


                                        TARGET COMPANIES'
                                        REPRESENTATIVE:

                                        ----------------------------------------
                                        Nicholas Tompkins

                                        ----------------------------------------
                                        Nicholas Tompkins

                                        ----------------------------------------
                                        Kathleen Tompkins

                                    Exhibit

                                 Tompkins Note

                             SECURED PROMISSORY NOTE

Date: May 1, 2002

            For value received, the borrower described below (the "BORROWER"), promises to pay to the order of APIO, INC. (the "LENDER"), the principal amount of all advances (the "ADVANCES") made by the LENDER to the BORROWER on the crops (the "CROPS") to be delivered by the BORROWER to the LENDER pursuant to the FARMER AGREEMENT referred to below, together with interest on the aggregate unpaid principal amount of the ADVANCES at the Reference Rate of Bank of America or the maximum rate permitted by law, whichever is less, from the date the ADVANCES are made until the date the ADVANCES are paid. Payments of principal and interest shall be made as provided herein, but in any event, all principal and interest due hereunder shall be paid no later than December 31, 2002, and shall be paid in lawful money of the United States in immediately available funds at the LENDER's office at 4575 W. Main Street, P.O. Box 627, Guadalupe, CA 93434, or at such other address as the LENDER may notify the BORROWER in writing.

            The ADVANCES on the CROPS shall be made by the LENDER to the BORROWER in accordance with the Projected Schedule of Advances attached hereto as Exhibit "A", or as Exhibit "A" may be amended from time to time by written amendment attached hereto. The LENDER shall at all times keep an account of the date and amount of all ADVANCES made to the BORROWER, which in no event shall exceed the total amount of Seven hundred thirty one thousand dollars ($731,000.00). Under no circumstances shall Lender be required to make any of the advances described in Exhibit "A" if Borrower is in default or has otherwise failed to perform, under the terms of the Farmer Agreement, dated the date hereof, between the Lender and Borrower.

            The LENDER shall subtract and retain the amounts agreed to be paid by the BORROWER to the LENDER, or any part of those sums, from the proceeds (the "PROCEEDS") due the BORROWER from the LENDER under the terms of that certain Farmer Agreement and/or Harvesting and Farmer Agreement, dated the date hereof, by and between the LENDER and the BORROWER, as the same may be extended, amended, or replaced by any successor agreement from time to time (collectively, the "FARMER AGREEMENT"), as provided below. PROVIDED, HOWEVER, if the LENDER shall determine, in its sole discretion, that such deductions from the PROCEEDS will be insufficient to return to the LENDER the total principal and interest due hereunder by October 25, 2002 the LENDER may, but shall not be obligated to, deduct additional amounts from the PROCEEDS until all principal and interest due hereunder has been paid.

            Each payment made by the BORROWER, or deducted from the PROCEEDS due to the BORROWER under the FARMER AGREEMENT, shall be credited first on interest then due and the remainder on principal; and interest shall thereupon cease upon the principal credited. Should interest not be paid when due, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

            The BORROWER may at its election prepay without penalty all or any part of the principal hereof at any time or from time to time.

            All agreements, covenants, conditions, and provisions of this Secured Promissory Note shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto.

            The BORROWER hereby waives diligence, presentment, protest, and demand, notice of protest, dishonor, and nonpayment of this Secured Promissory Note, and expressly agrees that, without in any way affecting the liability of the BORROWER hereunder, LENDER or any holder hereof may extend the time for payment, accept additional security, release any payment due hereunder, release any party liable hereunder, and release any security hereafter securing this Secured Promissory Note. The BORROWER further waives, to the full extent permitted by law, the right to plead any and all statutes of limitation as a defense to any demand on this Secured Promissory Note.

            This Secured Promissory Note is entitled to the benefit of the Security Agreement between the LENDER and the BORROWER. Reference is made to the Security Agreement for provisions regarding the acceleration of the maturity of this Secured Promissory Note.

            The BORROWER agrees that the ADVANCES made by the LENDER to BORROWER shall only be used for purposes relating to the CROPS to be delivered to LENDER pursuant to the Farmer Agreement and shall not be used for personal, family, or household purposes.

            Each and every right, remedy, and power hereby granted to the LENDER or allowed the LENDER by law or other agreement shall be cumulative and not exclusive the one over the other, and may be exercised by the LENDER from time to time.

            The LENDER shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument, or document signed by the BORROWER or any endorser, unless such waiver is in writing and signed by the LENDER.

            This Secured Promissory Note can be modified or rescinded only by a writing expressly referring to the Secured Promissory Note and signed by the parties hereto.

            No provision of this Secured Promissory Note or any other agreement between LENDER and BORROWER shall alter or impair the obligation of BORROWER, which is absolute and unconditional, to pay the principal of and interest on this Secured Promissory Note, at the place, at the respective times, and in the currency herein prescribed.

            Every provision of this Secured Promissory Note is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

            If an action is instituted on this Secured Promissory Note, the BORROWER promises to pay all costs of enforcement and collection, including, but not limited to, reasonable attorney's fees, as well as all other costs and expenses incurred by the holder in the enforcement of its rights under this Secured Promissory Note, whether such enforcement and collection includes the filing of a lawsuit.

            This Secured Promissory Note shall be construed and enforced in accordance with, and governed by, the laws of the State of California.


"BORROWER"  Nick Tompkins Farms

-----------------------------------

Title:_____________________________